Exhibit (10)(jj)
                                      AA Extension Letter dated December 5, 2001



                                                                 Arthur Andersen

                                                        Arthur Andersen LLP
Mr. Larry Singleton
Chief Financial Officer                                 Suite 700
Safety-Kleen Corp.                                      1901 Main Street
1301 Gervais Street, Suite 300                          Columbia, SC 29201
Columbia, South Carolina  29201
                                                        Tel 803 2543 8102
                                                        www.andersen.com
December 5, 2001

Re:    Rider to Arrangement Letter Dated March 23, 2001

Dear Mr. Singleton:

By this letter, the Job Arrangement Letter between Arthur Andersen LLP and Safety-Kleen Corp. dated March 23, 2001, (the Agreement) is hereby amended such that the date through which the Services provided under the Arrangement Letter is extended from December 31, 2001, until such time as the Company determines that the quarterly and annual financial statements of Safety-Kleen Corp. or its subsidiaries for fiscal 2001 and prior periods have been completed. All other terms and conditions of the Agreement shall remain in full force and effect.

Very truly yours,

ARTHUR ANDERSEN LLP

/s/ Bryan L. Williams

By
    Bryan L. Williams

CKC/CVJ
/J:audit/saf052/2001/JALs/12-5_Amended 3-2 JAL.doc

Acknowledge and Agreed By:

Safety-Kleen Corp.

By:       /s/ Larry W. Singleton                Date:      12-18-2001
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Title:    CFO
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